UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 28, 2011
DIGITILITI, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-53235	26-1408538

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

266 EAST 7TH STREET, 4TH FLOOR SAINT PAUL, MINNESOTA	55101

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (651) 925-3200
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and operations
Item 1.01 Entry into a Material Definitive Agreement
On February 28, 2011, Digitiliti, Inc. (the “Company”) completed the placement of $1,110,000 Secured Convertible Promissory Note and Warrants (the “Secured Convertible Debt Offering”). All of the securities issued in conjunction with the Secured Convertible Debt Offering were made to “accredited investors” as those terms are defined on Rule 501 of Regulation D of the Securities and Exchange Commission, and each such person had prior access to all material information about the Company. The offer and a sale of these securities were exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to, among other reasons, Section 4(2) and 4(6) thereof, and Rule 506 of Regulation D of the Securities and Exchange Commission. Registration of sales to “accredited investors” are preempted from state regulation.
The Lenders in the Secured Convertible Debt Offering paid a 10% discount for their investment, resulting in a “stepped-up” basis in their individual Secured Convertible Promissory Notes. The Secured Convertible Promissory Notes bear interest at the rate of 12% per annum, have an 18-month maturity date and a $.20 per share conversion rate in the Company’s common stock. The Secured Convertible Promissory Notes are secured by a first lien on all assets of the Company; provided, however, that the Lenders agreed to subordinate to a lien with respect to up to $100,000 of original principal amount of other notes against the Company’s vault.
The Lenders received Warrants to purchase an aggregate of 3,052,500 shares of Company Common Stock. The Warrants have a five year term, $.30 exercise price and include a cashless exercise provision and a put right in the event of an acquisition of the Company valued at the Black Scholes Value of the unexercised portion of the Warrant obtained from the “OV” function on Bloomberg determined as of the day prior to announcement of the transaction. The Warrants include antidilution provisions for stock splits, stock dividends and recapitalization only.
The Secured Convertible Debt Offering was conducted in order to implement a previously approved repayment of debt obligations owed to two stockholders (the “Miners”), as well as provide additional working capital for the Company. The debt obligations owed to the Miners by the Company ( the “Miner Debt”) were secured by a first lien on the Company’s assets and consisted of the following: a $250,000 12% secured convertible note ($.20 per share conversion rate). This convertible note contained a maturity date of October 16, 2009 and had been classified as past due in all public filings; a $50,000 10% On-Demand Promissory Note that had been classified in the current maturity portion of related party debt in all public filings; and a $231,540 6% On-Demand Promissory Note that had been classified in the current maturity portion of related party debt in all public filings. Contemporaneously with the closing of the Secured Convertible Debt Offering, the Company and the Miners executed a Repayment of Note Obligations and Release of Security Interest Agreement that provided for the repayment of $431,540 of principal of the Miner Debt with the remaining principal balance owed of $100,000 being rolled into a secured promissory note under the Secured Convertible Debt Offering. Correspondingly, all outstanding accrued interest owed on the Miner Debt was paid to the Miners in the form of the Company’s common stock based on a rate of $.15 per share, along with a modification in terms on 350,000 common stock purchase warrants previously issued to the Miners and the issuance of an additional 200,000 warrants reflecting a five year term and a $.30 per share exercise price. After completion of all documentation reflecting the repayment of the Miner Debt, the Miners released their first lien in the Company’s assets in preference to those Lenders associated with the Secured Convertible Debt Offering.
The foregoing description of the offering, debt repayment and related transactions does not purport to be complete and is qualified in its entirety by reference to the complete text of the transaction documents, copies of which are attached as Exhibits 10.1 through 10.5 of this Current Report on Form 8-K and are incorporated herein by reference.
Item 2.03 Creation of a Direct Financial Obligation or an Obligation Under an Off Balance Sheet Arrangement of a Registrant
The information set forth in Item 1.01 is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities
The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Sections 4(2) and 4(6) under the Securities Act and Rule 506 of Regulation D promulgated thereunder. The agreements executed in connection with this sale contain representations to support the Company’s reasonable belief that the Investors had access to information concerning the Company’s operations and financial condition, the Investors acquired the securities for their own account and not with a view to the distribution thereof in the absence of an effective registration statement or an applicable exemption from registration, and that the Investors are sophisticated within the meaning of Section 4(2) of the Securities Act and are “accredited investors” (as defined by Rule 501 under the Securities Act). In addition, the issuances did not involve any public offering; the Company made no solicitation in connection with the sale other than communications with the Investors; the Company obtained representations from the Investors regarding their investment intent, experience and sophistication; and the Investors either received or had access to adequate information about the Company in order to make an informed investment decision.
At the time of their issuance, the securities will be deemed to be restricted securities for purposes of the Securities Act, and the certificates representing the securities shall bear legends to that effect. The securities may not be resold or offered in the United States without registration or an exemption from registration.
Item 9.01 Financial Statements and Exhibits
(d)

Exhibit Number	Description
10.1	Form of Convertible Promissory Note and Warrant Purchase Agreement dated as of February 28, 2011
10.2	Form of Secured Convertible Promissory Note dated as of February 28, 2011
10.3	Form of Security Agreement
10.4	Form of Warrant Agreement
10.5	Form of Repayment of Miner Note Obligations and Release of Miner Security Interest Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIGITILITI, INC.
Date: February 28, 2011

	By:	/s/ Ehssan Taghizadeh
		Name:	Ehssan Taghizadeh
		Title:	President/CEO